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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 20, 2005

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

              CANADA                 001-32312
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)     Identification No.)

 3399 Peachtree Road NE, Suite 1500, Atlanta, GA           30326
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     (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 19, 2005, Novelis Inc. entered into an amendment of its Credit Agreement. The amendment makes a number of technical modifications including the consent to establish cash pools to improve the efficiency of treasury and working capital management, and other adjustments to improve access to surplus cash at the company's global operations. This amendment will also facilitate continued debt repayment in keeping with Novelis' strategic focus on de-leveraging the company.

A copy of the amendment is filed as Exhibit Number 10.1.

ITEM 9.01. EXHIBITS

EXHIBIT NO.    DESCRIPTION
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10.1           First amendment dated as of September 19, 2005 to the Credit
               Agreement dated as of January 7, 2005 among Novelis Inc., Novelis
               Corporation, Novelis Deutschland GMBH, Novelis UK Limited,
               Novelis AG, the Lenders and Issuers party thereto and Citicorp
               North America, Inc. as administrative agent and collateral agent for the Lenders and the Issuers

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              NOVELIS INC.
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                                                              (Registrant)

Date: September 20, 2005
                                                              /s/ DAVID KENNEDY
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                                                              David Kennedy
                                                              Secretary

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